SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: February 21, 1997



                                   IMTEC, INC.
               (Exact name of Registrant as specified in charter)



  Delaware                       0-12661                        03-0283466
(State or other            (Commission File No.)              (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)



One Imtec Lane, Bellows Falls, Vermont                     05101
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (802) 463-9502
















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Item 7.  Financial Statements, Pro Forma Financial Information

                  and Exhibits.

                  (c)      (i)      Letter from KPMG dated March 5, 1997

KPMG Peat Marwick LLP
74 North Pearl Street
Albany, NY  12207


March 5, 1997


Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for IMTEC, Inc. and, under the date of August 2, 1996, we reported on the financial statements of IMTEC, Inc. as of and for the years ended June 30, 1996 and 1995. On February 21, 1997, our appointment as principal accountants was terminated. We have read IMTEC, Inc.'s statements included under Item 4 of its Form 8-K dated February 21, 1997, and we agree with such statements, except that we are not in position to agree or disagree with IMTEC, Inc.'s statements that the change was approved by the board of directors and that Deloitte & Touche LLP was not consulted regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on IMTEC, Inc.'s financial statements.

Very truly yours,


/s/KPMG Peat Marwick LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 27, 1997                    IMTEC, INC.
                                            (Registrant)


                                            By:  /s/George S. Norfleet III
                                                   George S. Norfleet III
                                                     Secretary/Treasurer